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                                                                  EXHIBIT 10.14

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN TAKEN FOR INVESTMENT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

No. CSW-14            Right to Purchase Shares of Common
                           Stock of LendingTree, Inc.

September 20, 1999  ("Issue Date")

                                LENDINGTREE, INC.

                              Common Stock Warrant

         LendingTree, Inc., a Delaware corporation, hereby certifies that, for value received Prudential Securities Incorporated ("Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M., Eastern Time, five years from the Issue Date, or such earlier time as may be specified in Section 21 hereof, 100,000 shares of fully paid and nonassessable shares of Common Stock (as defined below).

         As used herein, the terms set forth below, unless the context otherwise requires, have the following respective meanings:

         (a) "Company" shall mean and include LendingTree, Inc. and any corporation that may succeed or assume the obligations of the Company hereunder.

         (b) "Common Stock" shall mean the Company's common stock, $.01 par value per share.

         (c)      "Purchase Price" shall mean $9.55 per share.

         (d) "Warrant" shall mean this Warrant and any and all additional Warrants to be issued by the Company to the holder or its assigns, as approved by the Company pursuant to the terms and conditions set forth in Section 14 hereof.

         (e) "Warrant Shares" shall mean the shares of Common Stock that are to be issued to the holder of this Warrant upon such holder's exercise of this Warrant.
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         1.       Exercise of Warrant.

                  1.1 Full Exercise. This Warrant may be exercised in full by the holder hereof by surrender of this Warrant, with the form of subscription attached hereto, duly executed by such holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is exercisable by the Purchase Price, but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

                  1.2 Partial Exercise. This Warrant may be exercised in part by surrender of the Warrant in the manner and at the place provided in subsection
1.1 except that the amount payable by the holder on such partial exercise shall be the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription attached hereto hereof by (b) the Purchase Price, but the number of such shares and the Purchase Price shalt be subject to adjustment as provided herein. On any such partial exercise the Company, at its expense, will forthwith issue and deliver to or upon the order of the holder hereof a new Warrant or Warrants of like tenor, in the name of the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may request, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

                  1.3 Right to Exercise Warrant for Common Stock; Net Issuance.

                  (a) Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant for cash in the manner set forth in Sections
1.1 and 1.2, the Warrant holder may elect to exercise the Warrant ("Warrant Right") for shares of Common Stock, the aggregate value of which shares shall be equal to the Purchase Price multiplied by 100,000 (as each value may be adjusted from time to time as described elsewhere herein). The Warrant Right may be exercised by delivery to the principal office of the Company together with notice of the Warrant holder's intention to exercise the Warrant Right, in which event the Company shall issue to the holder a number of shares of the Common Stock computed using the following formula:

                                   X = Y(A-B)
                                   ---------
                                        A

         X =      The number of shares of Common Stock to be issued to holder.

         Y = The number of shares of Common Stock purchasable under this Warrant (at the date of such calculation).

         A = The fair market value of one share of Common Stock (at the date of such calculation).

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         B =      Purchase Price (as adjusted to the date of such calculation).

                  (b) For purposes of this Section 1.3, "fair market value" per share of the Company's Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event the Company makes an initial public offering of its Common Stock, the fair market value per share shall be the closing price per share to the public on the exchange upon which the Company's Common Stock is listed, as reported in The Wall Street Journal, on the business day immediately preceding the day upon which the holder exercises the Warrant.

                  1.4 Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

         2. Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 15 days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which such holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash equal to such fraction multiplied by the Purchase Price of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 1 or other wise.

         3. Common Stock to be Duly Authorized and Issued Fully Paid and Nonassessable. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock delivered upon the exercise of any Warrants, at the time of delivery of the certificates for such shares, shall be duly and validly authorized and issued and fully paid and nonassessable and the issuance of such shares will not be subject to preemptive or other similar contractual rights of any other stockholder of the Company.

         4. Adjustment for Dividends in Other Stock, Property, Reclassification. In case at any time or from time to time, the holders of Common Stock shall have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) shall have become entitled to receive, without payment therefor,

         (a) other or additional stock or other securities or property (other than cash) by way of dividend,

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         (b)      any cash (excluding cash dividends payable solely out of
                  earnings or earned surplus of the Company), or

         (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock issued as a stock dividend or in a stock-split (adjustments in respect of which are provided in Section 5), then and in each such case the holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4) that such holder would hold on the date of such exercise if, on the date hereof, he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4) receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Sections 5 and 6.

         5.       Adjustment for Reorganization, Consolidation, Merger.

                  5.1 General. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, except as otherwise provided in Section 5.3 hereof, the holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 4 and 6.

                  5.2 Dissolution. Except as otherwise provided in Section 5.3 hereof, in the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the holder of the Warrant after the effective date of such dissolution pursuant to this Section 5 to a bank or trust company, as trustee for the holder of the Warrant.

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                  5.3 Continuation of Terms. Except as otherwise hereinafter provided, upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 5, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, regardless of whether such person shall have expressly assumed the terms of this Warrant, provided, however, that if the holder of Warrants exercisable into at least that number of shares of Common Stock that represents a majority in interest of the Common Stock issuable upon exercise of all the Warrants then issued and outstanding, agree in writing to waive the terms of this Section 5, on and as of the date of the consummation of such reorganization, consolidation or merger effective date of dissolution, as the case may be, the rights of the holder of this Warrant and the obligations of the Company under this Section 5 shall terminate and the provisions of this Section 5 shall be of no further force and effect.

         6. Adjustment for Extraordinary Events. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock, or (iii) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect.

         The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 6. The holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 6) be issuable on such exercise by a fraction of which (i) the numerator is the Purchase Price which would otherwise (but for the provisions of this Section 6) be in effect, and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

         7. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock issuable on the exercise of the Warrants, the Company at its expense will promptly cause its treasurer or chief financial officer to compute such adjustment or readjustment in accordance with the terms of the Warrants and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the

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Company for any additional shares of Common Stock issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant, and will, on the written request at any time of any holder of a Warrant, furnish to such holder a like certificate setting forth the Purchase Price at the time in effect and showing how it was calculated.

         8. Certain Other Events. If any event occurs as to which the foregoing provisions of Section 4, 5 or 6 are not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of Directors, fairly protect the purchase rights of the Warrants in accordance with the essential intent and principles of such provisions, then such Board of Directors shall make such adjustment in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board of Directors, to protect such purchase rights as aforesaid, but in no event shall any such adjustment have the effect of increasing the Purchase Price or decreasing the number of shares of Common Stock subject to purchase upon exercise of the Warrants.

         9. Piggyback Registration. The Holder shall have the piggyback registration rights and be obligated to the indemnification and contribution provisions as set forth in Exhibit A attached hereto.

         10.      Notices of Record Date, etc.  In the event of

                  (a) any taking by the Company of a record of the holders of any class or securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to each holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other

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Securities) shall be entitled to exchange their shares of Common Stock (or Other
Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.

         11. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the holders of Warrants representing at least a majority of the number of shares of Common Stock then issuable upon the exercise of the Warrants. No such amendment, modification or waiver shall be effective as to this Warrant unless the terms of such amendment, modification or waiver shall apply with the same force and effect to all of the other Warrants then outstanding.

         12. Reservation of Stock Issuable on Exercise of Warrant; Registration Books. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, all shares of Common Stock from time to time issuable on the exercise of the Warrant. The Company will keep or cause to be kept, together with its shareholder records wherever held, books for registration and transfer of this Warrant. Such books shall show the names and addresses of the respective holders of this Warrant or any additional Warrants issued hereunder, the registration number and the number of Warrants evidenced on its face by each of the Warrants and the date of each of the Warrants. The Company shall give prompt written notice to each holder of Warrants upon any change of the office or location at which such records and books are maintained.

         13. Exchange of Warrants. On surrender for exchange of any Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or on the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (on payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         14. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         15. Warrant Agent. The Company may, by written notice to each holder of a Warrant, appoint an agent for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrant pursuant to Section 1, exchanging Warrants pursuant to Section 13, and

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replacing Warrants pursuant to Section 14, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         16.      Negotiability, Company's Right of First Offer.

                  (a) This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

                  (i) title to this Warrant may only be transferred or assigned with the written consent of the Company; such consent shall not be withheld with respect to a transfer to an affiliate of the Holder.

                  (ii) any person in possession of this Warrant properly endorsed, and for which consent of the Company is evidenced in writing, is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

                  (iii) until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

                  (b) Notwithstanding anything to the contrary contained in subsection (a) above, at anytime prior to the exercise of this Warrant, if the Holder shall seek to sell, transfer or otherwise assign this Warrant to a third party (other than an affiliate of the Holder) making a bona fide offer for the purchase of this Warrant, the Company shall have the absolute right, by delivery of written notice to the Holder, as applicable to repurchase this Warrant or any portion hereof being offered for sale on terms no less favorable to the Holder than those offered by such third party.

                  (c) If the Company desires to repurchase this Warrant (or any portion hereof) being offered for sale, it shall communicate in writing (the "Company Notice") its election to repurchase to the Holder, which communication shall state that the Company desires to purchase such portion of the Warrant as is being offered for sale and shall be delivered in person or by facsimile to the Holder within 20 days of the date of receipt of notice from the Holder of receipt of a bona fide offer (the "Holder's Offer Date"). If the Company determines that it does not desire to purchase all or any portion of this Warrant, it shall communicate this determination in writing to the Holder within 20 days of the Holder's Offer Date. The Company Notice, when taken in conjunction with the offer made by the Holder selling Prior Investor or the Purchaser, as

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applicable, shall be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of the Warrant upon execution of a mutually agreeable purchase agreement. Sales of the Warrant to be sold to the Company pursuant to this Section 16 shall be made at the offices of the Company no later than the 20th day following the delivery of the Company Notice (or if such 20th day is not a business day, then on the next succeeding business day). Such sales shall be effected by the Holder by delivering to the Company of a certificate or certificates evidencing ownership of the Warrant to be purchased by the Company, duly endorsed for transfer to the Company, against payment to the Holder of the purchase price therefor by the Company.

         17. Notices, etc. All notices and other communications from the Company to the holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such holder or, until any such holder furnishes to the Company an address, then to, and at the address of, the last holder of this Warrant who has so furnished an address to the Company.

         18. Governing Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to its conflicts of laws provisions.

         19. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         20. Expiration. The right to exercise this Warrant shall expire at 5:00 P.M., Eastern Time, on the earlier provision of (i) five years from the Issue Date, or (ii) the effective date of the waiver exercised pursuant to Section 5.3 hereof.

         21. No Waiver, Cumulative Remedies. No failure or delay on the part of the Company or the holder of this Warrant in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or

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remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                                          LENDINGTREE, INC.

                                          By:_____________________________
                                          Keith B. Hall
                                          Sr. Vice President & Chief Financial
                                          Officer

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                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

To:      LendingTree, Inc.

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ______ shares of Common Stock of LendingTree, Inc. and herewith makes payment of $_______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ___________, whose address is:

Date:
                       _________________________________________________________
                       (Signature must conform to name of holder as specified on the face of the Warrant)


                       _________________________________________________________
                       (Address)

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                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto ______________ the right represented by the within Warrant to purchase __________ shares of Common Stock of LendingTree, Inc. to which the within Warrant relates, and appoints ________________ Attorney to transfer such right on the books of LendingTree, Inc. with full power of substitution in the premises.

         The holder of this Warrant and any purchaser, assignee or transferee of such holder acknowledge that no sale, assignment or transfer of this Warrant will be valid without the express written approval of the Company.

Dated:
                       _________________________________________________________
                       (Signature must conform to name of holder as specified on the face of the Warrant)


                       _________________________________________________________
                       (Address)

Signed in the presence of:


______________________________
Name:
     _________________________
         [Print Name]

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                                    EXHIBIT A

                             Piggyback Registration

                  (a) Certain Definitions. As used in this Exhibit A and elsewhere in this Common Stock Warrant, the following terms shall have the following respective meanings:

                  "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation); and

                  "REGISTRABLE SHARES" means (i) the shares of Common Stock (on a fully diluted basis) purchased by the Holder, and (ii) any other shares of Common Stock of the Company issued in respect of such shares described in clause
(i) (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock that are Registrable Shares shall cease to be Registrable Shares (x) upon any sale pursuant to a Registration Statement, Section 4(l) of the Securities Act or Rule 144 under the Securities Act or (y) when the Holder is eligible to sell, transfer or otherwise convey all of its Registrable Shares pursuant to Rule 144 under the Securities Act in any three-month period.

                  (b) Right to Piggyback. Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to the Holder of its intention to do so and, upon the written request of the Holder given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by the Holder to register to be registered under the Securities Act to the extent necessary to permit its sale or other disposition in accordance with the intended methods of distribution specified in the request of the Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Exhibit A, subsection (b) without obligation to the Holder.

                  (c) Priority on Registration. In connection with any offering under this Exhibit A involving an underwriting, the Company shall not be required to include any Registrable Shares in such underwriting unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If in the opinion of the managing underwriter the registration of all, or part of, the Registrable Shares which the holders have requested to be included would materially and adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter believes may be sold without causing such adverse effect. If the number of Registrable Shares to

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be included in the underwriting in accordance with the foregoing is less than the total number of shares that the holders of shares of Common Stock have requested to be included, then the holders of Common Stock who have requested registration and other holders of shares of Common Stock entitled to include shares of Common Stock in such registration shall participate in the underwriting pro rata with one another (giving effect to the conversion into shares of Common Stock of all securities convertible thereinto).

                  (d) Initial Public Offering Restriction. Notwithstanding anything to the contrary contained elsewhere in this Exhibit A, no Registrable Shares shall be included in the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement.

                  (e) Allocation of Expense. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section, the term "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with this Exhibit A, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions

                  (f) Indemnification and Contribution. In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement or any amendment or supplement to such Registration Statement, or arise out of or based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

         In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with personal information tarnished in writing to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of the Holder hereunder shall be limited to an amount equal to the proceeds to the Holder as contemplated herein; and provided, however, that any rights of indemnification contained herein shall pertain solely to statements or omissions by the Holder of personal information, and shall not include information concerning the Company furnished by the Holder in their roles as employees, officers or directors, as applicable, of the Company.

         Each party entitled to indemnification under this Exhibit A subsection
(f) (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Exhibit A. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no

Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

         To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares makes a claim for indemnification pursuant to this Exhibit A, subsection
(f) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Exhibit A, subsection
(f) provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Holder, or any such controlling person in circumstances for which indemnification is provided under this Exhibit A, subsection (f); then, in each such cue, the Company and such Holder, as applicable will contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price or all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in such case (A) the Holder will not be required to contribute any amount in excess of the proceeds to them of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

                                    AMENDMENT
                                       TO

                         CONVERTIBLE AND PREFERRED STOCK

                                       AND

                           WARRANT PURCHASE AGREEMENT

                   This Amendment to Convertible and Preferred Stock and Warrant Purchase Agreement (this "Amendment") is being entered into as of the 20th day of September, 1999, by and among W. James Tozer, Jr. ("Tozer"), Richard Field ("Field") and LendingTree, Inc., a Delaware corporation (the "Company").

                  WHEREAS, Tozer, Field and the Company have entered into that certain Convertible Preferred Stock and Warrant Purchase Agreement dated as of May 25, 1999 (the "Agreement"); and

                  WHEREAS, the parties desire to amend certain provisions of the Agreement, as provided herein;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.       Revision of Post-Closing Covenants of the Company.  The provisions of
         Article 7 to the Agreement are hereby deleted in their entirety.

2. No Other Amendments; Agreement Remain in Effect. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect in the form in which it existed immediately prior to the execution and delivery of this Amendment.

                  IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first above written.

                                            LENDINGTREE, INC.

                                            By:
                                               ---------------------------------
                                                     Douglas R. Lebda
                                                     Chief Executive Officer


                                            ------------------------------------
                                            W. James Tozer


                                            ------------------------------------
                                            Richard D. Field

                                        2